                                                                    EXHIBIT 99.5

INVESTOR PRESENTATION

                                  January 2000

                               [FORD CREDIT LOGO]

                           FORD MOTOR CREDIT COMPANY

                         Inaugural Internet Bond Offering

Table of Contents

- Presentation Highlights

- E-Strategy

- Overview of Our Parent Company - Ford Motor Company

- Overview of Ford Motor Credit Company

- Summary

Presentation Highlights

- Ford Credit is the largest automotive finance company in the world

- Ford Credit's long-term debt rating was upgraded by S&P from "A" to "A+" in December 1999

- Fidelity-Lehman alliance provides access to Fidelity's 3.2 million on-line accounts

E-Strategy

  This is a continuation of Ford Motor Company's electronic strategy, consistent with Ford's intent to be more consumer-focused. This is the first corporate underwritten debt issue using an internet distribution platform.

- This offering represents the evolution of Ford Credit's E-Commerce strategy in capital markets activity (which began with commercial paper issuance over the internet in 1999).

- Internet distribution increases retail investor access to new debt issues.

- The internet allows timely communication of transaction information in user-friendly format

                               Our Parent Company

                           [FORD MOTOR COMPANY LOGO]

                               Corporate Overview

WORLD RENOWNED BRANDS

         Automotive                                      Automotive-Related
[FORD LOGO]         [MERCURY LOGO]                     [FORD CREDIT LOGO]
[LINCOLN LOGO]      [JAGUAR LOGO]                      [VISTEON LOGO]
[ASTON MARTIN LOGO] [MAZDA LOGO]                       [QUALITYCARE LOGO]
[VOLVO LOGO]        (FORD OWNS 33%)                    [KWIK-FIT LOGO]
                                                       [HERTZ LOGO]
                                                       (FORD OWNS 81%)

PREPARED FOR THE 21ST CENTURY

- Ford has become the world's most profitable automotive company by being leaner, faster and more competitive, eliminating duplication of effort and spreading best practices around the world.

- Ford continues to commonize platforms globally and improve inventory management, reducing capital needs and increasing efficiency.

- In the past 2 years, Ford's automotive sector has reduced total costs by more than $5 billion and grown its cash position to $25.7 billion at the end of Q3 1999 ($12.9 billion net of debt).

- Ford has substantial financial flexibility.

- Ford is undertaking major steps to transform itself into the leading consumer products company providing automotive products and services.

- As part of this strategy, Ford continues to embrace the internet as a way to expand direct, value-added interaction with the consumer.

STRONG GLOBAL COMPANY
WITH SOLID FINANCIALS

                                                                1997       1998       1999 First
                                                                                       9  Months
                                                              -------    -------      ----------

Vehicle Unit Sales (Thousands)                                  6,947      6,823          5,302
Selected Income Statement Data (Billions)
  Sales & Revenues                                             $145.3     $144.4         $118.1
  Net Income                                                      6.1        5.9            5.4

Selected Balance Sheet Data (Billions)
 Automotive Cash
      Gross Cash                                                $20.8      $23.8          $25.7
      Debt                                                        8.1        9.8           12.8
                                                              -------    -------         ------
               Cash Net Of Debt                                 $12.7      $14.0          $12.9

 Note:  Results Exclude The Associates

FORD CREDIT

- One of the Largest Providers of Financial Services Worldwide

- A Record of Growth and Profitability

- High Asset Quality

- Strong and Liquid Balance Sheet

- Critical Player in Ford's Consumer Focus Strategy

ONE OF THE LARGEST PROVIDERS OF FINANCIAL SERVICES - Size and Scope

- World's Largest Automotive Finance Company - $147 Billion of Assets on Balance Sheet

- Average Annual Earnings of $1.2 Billion Since 1992

- Provides Customer, Dealer and Diversified Financing

- 36 Countries, 11,000 Dealerships, Nine Million Customers, 17,000 Employees

- Winner of Five J.D. Power Awards for Dealer and Customer Satisfaction

A RECORD OF GROWTH & PROFITABILITY


                                          Full Year          First 9 Months
                                   ----------------------    --------------
                                           Actual
                                   ----------------------
                                      1997        1998       3Q'98    3Q'99
                                   ----------- ----------    -----    -----

Receivables (Bils.)                  $  116      $  131      $ 120    $ 134

Net Income (Mils.)
- Amount                             $1,031      $1,084      $ 850    $ 952

After-Tax Return                       10.8%       10.6%      11.2%    11.7%
on Equity

A RECORD OF GROWTH & PROFITABILITY - MAJORITY OF ASSETS ARE RELATED TO RETAIL CUSTOMERS

                                  [PIE CHART]


   Retail       Diversified      Dealer Wholesale  Retail Lease
                            (In Billions)
   $ 70            $ 7                $ 23             $ 34

Total Receivables: $134 Billion
(As of September 30, 1999)

A RECORD OF GROWTH & PROFITABILITY - MOST ASSETS ARE IN U.S.; REST OF WORLD IS SIGNIFICANT AND EXPECTED TO GROW

                                  [PIE CHART]


North America       Europe      Latin America      Asia Pacific
   82%                13%            3%                2%






Total Receivables: $134 Billion
(As of September 30, 1999)

HIGH ASSET QUALITY

                                  [BAR GRAPH]

                            RETAIL AND RETAIL LEASE

                    DELINQUENCY RATIO (OVER 60 DAYS)        CREDIT LOSS RATIO

1998 1Q                       0.44%                              1.28%
1998 2Q                       0.37%                              1.02%
1998 3Q                       0.39%                              1.04%
1998 4Q                       0.38%                              1.17%
1999 1Q                       0.39%                              1.09%
1999 2Q                       0.29%                              0.86%
1999 3Q                       0.31%                              0.85%

STRONG AND LIQUID BALANCE SHEET - LIQUIDITY IS CRITICAL

                                  [BAR GRAPH]
($ In Billions)

                                  First Six Mos.    Six Mos. To One         One To Two        Beyond Two
                                                        Year                  Years              Years
                                  -------------     ---------------         ----------        ----------
US Liquidation of Receivables          $43.4           $17.6                  $25.8             $19.4
US Debt Maturing                       $35.3           $10.0                  $13.0             $38.2


                              Committed Credit Facilities (Bils)
                                  (As of September 30, 1999)
                        ---------------------------------------------
                         5-yr        364/4      Shared         Total
                         -------------------------------------------
Ford Credit U.S.         $ 11.4       $ 6.9       $ 7.7       $ 26.0
FCE Bank                    3.7         1.0         0.6          5.3
Total Ford Credit        $ 15.1       $ 7.9       $ 8.3       $ 31.3

SUMMARY

- This offering is an extension of Ford's E-Commerce strategy.

- Ford is a leading provider of consumer products and services.

- Ford Credit is integral to the implementation of Ford Motor Company's consumer focused strategy.

- Ford Credit has high quality assets and a highly liquid balance sheet.


   More information on Ford Motor Company and Ford Motor Credit Company is available in our web-sites at www.ford.com and www.fordcredit.com. Our web-sites and the information therein shall not be deemed to be incorporated into the prospectus or registration statement for this offering.